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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        June 10, 1996
                                                 ------------------------------

                               NorAm Energy Corp.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-11739                        72-0120530
- -------------------             -------------                -------------------
  (State or other               (Commission File                (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
  incorporation)


1600 Smith Street, 11th Floor, Houston, TX                               77002
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(Address of principal executive offices)                              (Zip Code)


                                 (713) 654-5699
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              (Registrant's telephone number, including area code)
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                               NORAM ENERGY CORP.
                           Current Report on Form 8-K

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibits:

           Exhibit No.          Description
           -----------          -----------
           1.01                 Form of Underwriting Agreement, among NorAm Energy Corp., NorAm Financing I (the
                                "Trust"), Merrill Lynch &Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                Salomon Brothers Inc and  Smith Barney Inc., relating to the offer and sale of up to
                                3,450,000 Convertible Trust Originated Preferred Securities of the Trust, liquidation value $50 per security.

           1.02                 Form of Underwriting Agreement, among NorAm Energy Corp., Merrill Lynch & Co.,
                                Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson Lufkin & Jenrette
                                Securities Corporation and Dean Witter Reynolds Inc.

           4.01                 Form of First Supplemental Indenture, between NorAm Energy Corp. and The Bank of New
                                York, as indenture trustee.

           4.02                 Form of the Company's Convertible Junior Subordinated Debentures (included in Exhibit
                                4.01 above).

           4.03                 Form of Amended and Restated Declaration of Trust, among Michael B. Bracy and Michael A.
                                Creel, as regular trustees, The Bank of New York (Delaware), as Delaware trustee, NorAm
                                Energy Corp., as sponsor and The Bank of New York, as property trustee.

           4.04                 Form of Preferred Securities Guarantee, between NorAm Energy Corp. and The Bank of New
                                York, as guarantee trustee



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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 10, 1996


                                        NORAM ENERGY CORP.



                                        By:
                                             ----------------------------------
                                             Michael B. Bracy
                                             Executive Vice President and
                                             Principal Financial Officer





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                                 EXHIBIT INDEX


Exhibit No.      Description                                                    Filing Method
- -----------      -----------                                                    -------------
1.01             Form of Underwriting Agreement,  among NorAm                    Electronic
                 Energy Corp., NorAm Financing I (the "Trust")
                 Merrill Lynch &Co., Merrill Lynch, Pierce, Fenner
                 & Smith Incorporated, Salomon Brothers Inc, and
                 Smith Barney Inc., relating to the offer and sale
                 of up to 3,450,000 __% Convertible Trust Origi-
                 nated Preferred Securities of the Trust,
                 liquidation value $50 per security.

1.02             Form of Underwriting Agreement, among NorAm Energy              Electronic
                 Corp., Merrill Lynch & Co., Merrill Lynch, Pierce,
                 Fenner & Smith Incorporated, Donaldson Lufkin &
                 Jenrette Securities Corporation and Dean Witter
                 Reynolds Inc.

4.01             Form of First Supplemental Indenture, between                   Electronic
                 NorAm Energy Corp. and The Bank of New York, as
                 indenture trustee

4.02             Form of the Company's Convertible Junior                        Electronic
                 Subordinated Debentures (included in Exhibit 4.01
                 above).

4.03             Form of Amended and Restated Declaration of Trust,              Electronic
                 among Michael B. Bracy and Michael A. Creel, as
                 regular trustees, The Bank of New York (Delaware),
                 as Delaware trustee, NorAm Energy Corp., as
                 sponsor and The Bank of New York, as property
                 trustee.

4.04             Form of Preferred Securities Guarantee, between                 Electronic
                 NorAm Energy Corp. and The Bank of New York, as
                 guarantee trustee





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